Mosaic Government Money Market
Annual Report
September 30, 1999

Mosaic Funds


Mosaic Government Money Market
Letter to Shareholders
September 30, 1999

Dear Fellow Shareholder:

During the year ended September 30, 1999, Mosaic Government Money Market was once again a haven of safety and income during a time of economic stress and market volatility. The fund's seven-day yield showed considerable movement during the period, which witnessed a see-saw of rate changes, as the Fed shifted from lowering rates in the fall of 1998 to tightening them more recently. At the beginning of the one-year period, the fund was yielding 4.62%, and by the end, 4.23%. When we last reported on March 31, 1999 the fund's seven-day yield was 3.93%. The increase in yield over the past six months reflects the economic environment in which the fund operates as most short-term interest rates rose a comparable amount over the six months ended September 30th. While in absolute terms, these yields may seem small, the real reference is the spread between yields and inflation, or real return. With inflation in the 2.0% range for most of the past year, Mosaic Government Money Market has provided investors with significant real returns.

Over the period covered by this report, the average maturity of the holdings was kept in a range of 35 to 40 days. This position was slightly longer than the fund had been previously, as we took advantage of the higher yield available at the longer range of the fund's allowable holding period.

Economic Overview

Following last year's global economic meltdown, many believed the U.S. would not be immune to the painful global crosscurrents. Instead, the pace of U.S. economic growth barely paused and continues to show amazing resilience. The lack of a breather has caused an extremely tight labor market and has threatened price stability. The Federal Reserve has responded by raising its overnight rate by one-half percent, with the specter of more to come.

The question remains: have interest rates already risen far enough to ease these pressures? We believe that most of the rise in interest rates has already been seen. While our longer-term outlook is for lower rates, over the near-term it appears that slightly higher rates are still in the picture as the Federal Reserve attempts to fine-tune monetary policy and steer the strong economy toward a soft landing.

Outlook

Going forward, the major factors that will influence short-term rates are
(1) building inflationary pressures and (2) the deterioration of the dollar. The current inflation picture is mixed. Pipeline inflation pressures are growing as commodity prices are rising and labor markets are tight. However, inflation at the finished goods level remains tame due to higher productivity and intense competition, both domestically and globally. Producers continue to have difficulty passing along increases in cost to end user markets.

The second issue, our declining currency, is a little more complicated. But ultimately, we will need to attract more dollars from abroad and, absent a return to more saving versus consumption, higher interest rates become a most practical remedy.

For now, the inflation and currency issues warrant a close eye. As of September 30, we see no immediate action from the Fed, but do not rule out further increases.

As we move into the year 2000, we will continue to manage Government Money Market with an eye on maximizing yield while maintaining the safety inherent in limiting our holdings to notes issued by the U.S. Government and its agencies. We appreciate your continued confidence in Mosaic Government Money Market Trust.

Sincerely,

(signature)

Christopher C. Berberet, CFA
Vice President





Independent Auditors' Report

To the Board of Trustees and Shareholders of Mosaic Government Money Market Trust:


We have audited the accompanying statement of net assets of the Mosaic Government Money Market Trust (the "Trust"), including the schedule of investments, as of September 30, 1999, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the six-month period ended September 30, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three year period ended March 31, 1997 were audited by other auditors whose report, dated May 2, 1997, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mosaic Government Money Market Trust as of September 30, 1999, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and the six-month period ended September 30, 1997, in conformity with generally accepted accounting principles.

(signature)
Deloitte & Touche LLP

Princeton, New Jersey
November 12, 1999


Mosaic Government Money Market
Statement of Net Assets - September 30, 1999

     Principal     Market
     Amount     Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 99.1% of Net Assets

Federal Farm Credit Bank, 5.21%, 10/5/99        $2,000,000    $1,998,842
Federal Farm Credit Bank, 5.16%, 11/8/99         2,000,000     1,989,107
Federal Farm Credit Bank, 5.19%, 11/17/99        2,500,000     2,483,060
Federal Home Loan Bank, 5.08%, 10/8/99           2,000,000     1,998,024
Federal Home Loan Mortgage Corp, 5.01%, 10/1/99  1,100,000     1,100,000
Federal Home Loan Mortgage Corp, 5.21%, 10/14/99 1,500,000     1,497,178
Federal Home Loan Mortgage Corp, 5.21%, 10/18/99 2,000,000     1,995,079
Federal Home Loan Mortgage Corp, 5.23%, 10/22/99 2,000,000     1,993,898
Federal Home Loan Mortgage Corp, 5.12%, 10/28/99 2,000,000     1,992,320
Federal Home Loan Mortgage Corp, 5.12%, 11/2/99  1,500,000     1,493,173
Federal Home Loan Mortgage Corp, 5.19%, 11/4/99  2,500,000     2,487,746
Federal Home Loan Mortgage Corp, 5.45%, 2/24/00  2,000,000     1,955,795
Federal National Mortgage Association, 5.04%,
   10/4/99                                       1,500,000     1,499,370
Federal National Mortgage Association, 5.05%,
   10/15/99                                      2,000,000     1,996,073
Federal National Mortgage Association, 5.12%,
   10/25/99                                      2,000,000     1,993,173
Federal National Mortgage Association, 5.08%,
   10/25/99                                      2,000,000     1,993,227
Federal National Mortgage Association, 5.22%,
   11/3/99                                       2,500,000     2,488,038
Federal National Mortgage Association, 5.12%,
   11/9/99                                       1,500,000     1,491,680
Federal National Mortgage Association, 5.18%,
   11/15/99                                      2,000,000     1,987,050
Federal National Mortgage Association, 5.25%,
   12/1/99                                       2,600,000     2,576,871
Federal National Mortgage Association, 5.22%,
   12/10/99                                      2,000,000     1,979,700
Federal National Mortgage Association, 5.22%,
   12/15/99                                      2,000,000     1,978,250
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $42,967,654)  $42,967,654

REPURCHASE AGREEMENT: 2.7% of Net Assets
With Donaldson, Lufkin & Jenrette Securities Corporation
issued 9/30/99 at 5.10% due 10/1/99 collateralized by
$1,196,596 in United States Treasury Notes due 4/30/02.
Proceeds at maturity are $1,173,166 (Cost $1,173,000)        $ 1,173,000

TOTAL INVESTMENTS: (Cost $44,140,654)+                       $44,140,654
CASH AND RECEIVABLES LESS LIABILITIES: (1.8%) of Net Assets     (795,980)

NET ASSETS: 100%                                             $43,344,674

CAPITAL SHARES OUTSTANDING                                    43,344,762
NET ASSET VALUE PER SHARE                                          $1.00


Notes to Statement of Net Assets:
+ Aggregate cost for federal income tax purposes as of September 30, 1999




Mosaic Government Money Market
Statement of Operations
For the Year Ended September 30, 1999


INVESTMENT INCOME (Note 1)
     Interest income                                    $2,290,322

EXPENSES (Notes 3 and 4)
     Investment advisory fees                              229,161
     Transfer agent and administrative expenses            174,162
          Total expenses                                   403,323

NET INVESTMENT INCOME                                    1,886,999

TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  $1,886,999




Mosaic Government Money Market
Statements of Changes in Net Assets
For the years ended September 30


                                           1999     1998

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
     Net investment income          $ 1,886,999     $ 2,224,374

DISTRIBUTIONS TO SHAREHOLDERS
     From net investment income      (1,886,999)     (2,224,374)

CAPITAL SHARE TRANSACTIONS (Note 5)  (3,167,355)     (4,280,811)

TOTAL DECREASE IN NET ASSETS         (3,167,355)     (4,280,811)

NET ASSETS
     Beginning of period             46,512,029      50,792,840
     End of period                  $43,344,674     $46,512,029



Mosaic Government Money Market
Financial Highlights

Selected data for a share outstanding throughout each year:

                                                                                                       Ratio of net
        Net asset            Total      Distributions            Net asset     Net assets  Ratio of    investment
Year    value     Net        from       from net                 value         end         of expenses income to
ended   beginning investment investment investment Total         end of Total  year        to average  average
Sep. 30 of year   income     operations income     distributions year   return (thousands) net assets  net assets


1999   $1.00      $0.04      $0.04      $(0.04)    $(0.04)       $1.00  4.19%   $43,345      0.88%      4.11%

1998    1.00       0.05       0.05       (0.05)     (0.05)        1.00  4.76     46,512      0.87-3     4.66-3

1997-1  1.00       0.02       0.02       (0.02)     (0.02)        1.00  2.33     50,793      0.90-2     4.58-2

Fiscal Years Ended March 31

1997   $1.00      $0.04      $0.04      $(0.04)    $(0.04)       $1.00  4.38%   $54,687      1.05%      4.29%

1996    1.00       0.05       0.05       (0.05)     (0.05)        1.00  4.62     57,197      1.23       4.52

1995    1.00       0.04       0.04       (0.04)     (0.04)        1.00  3.80     64,541      1.16       3.70


1     For the six-months ended September 30, 1997.
2     Annualized.
3     Had a portion of expenses not been waived for the year ending 1998 the ratio of expenses and net investment income to average net assets would have been 0.88% and 4.65%, respectively.

Mosaic Government Money Market
Notes to Financial Statements
September 30, 1999

1. Summary of Significant Accounting Policies. Mosaic Government Money Market (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Fund invests solely in securities issued and guaranteed by the U.S. Government or any of its agencies or instrumentalities or in repurchase agreements backed by such securities. Because the Fund is 100% no-load, its shares are offered and redeemed at the net asset value per share.

Fiscal Year: Effective April 1, 1997, the Fund changed its fiscal year end to September 30.

Securities Value:   The Fund uses the amortized cost method of valuation
whereby portfolio securities are valued at acquisition cost as adjusted for amortization of premium or accretion of discount rather than at value based on market factors. As required, the Fund monitors the difference between market value and amortized cost to assure that this valuation method fairly reflects market value. Investment transactions are recorded on the trade date. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income, net of amortization of premium or discount, and other income (if any) are recorded as earned.

Dividends: Net investment income, determined as gross investment income less expenses, is declared as a dividend each business day. Dividends are distributed to shareholders or reinvested in additional shares as of the close of business at the end of each month.

Income Tax: In accordance with the requirement of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, substantially all of the taxable income of the Fund is distributed to its shareholders, and therefore no federal income tax provision is required.

Use of Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment in Repurchase Agreements. When the Fund purchases securities under agreements to resell, the securities are held in safekeeping by the Fund's custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Fund's custodian bank. Repurchase agreements may be terminated within seven days. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3. Investment Advisory Fee and Other Transactions with Affiliates. The Investment Advisor to the Fund, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. ("the Advisor"), earns an advisory fee equal to 0.5% per annum of the average net assets of the Fund. The fee is accrued daily and paid monthly.

The Advisor will reimburse the Fund for the amount of any expenses of the Fund (less certain excepted expenses) that exceed 1.5% per annum of the average net assets of the Fund up to $40 million and 1% per annum of such amount in excess of $40 million. No amounts were reimbursed to the Fund by the Advisor for the year ended September 30, 1999.

4. Other Expenses. Effective October 1, 1997, all expenses and support services are provided by the Advisor under a Services Agreement for fees based on a percentage of average net assets. The fee equals 0.38%. The fee is accrued daily and paid monthly. Pursuant to the Services Agreement, the Advisor retained Firstar Mutual Fund Services, LLC to serve as the Trust's transfer agent effective September 27, 1999.

The Advisor is responsible for the fees and expenses of trustees who are affiliated with the Advisor and certain promotional expenses.

5. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares (in dollars and shares) were as follows:

                                           Year Ended     Year Ended
                                       Sept. 30, 1999     Sept. 30, 1998

Shares sold                                52,120,827     50,027,489
Shares issued in reinvestment of dividends  1,805,672      2,143,986
Total shares issued                        53,926,499     52,171,475
Shares redeemed                            57,093,854    (56,452,286)
Net decrease                               (3,167,355)    (4,280,811)

Telephone Numbers
Shareholder Service:  1 888 670-3600
Mosaic Tiles (24 hour automated information) 1 800 336-3063

The Mosaic Family of Mutual Funds
Mosaic Equity Trust
  Mosaic Investors Fund
  Mosaic Balanced Fund
  Mosaic Mid-Cap Growth Fund
  Mosaic Foresight Fund

Mosaic Focus Fund

Mosaic Income Trust
  Mosaic Government Fund
  Mosaic Intermediate Income Fund

Mosaic Tax-Free Trust
  Mosaic Tax-Free Arizona Fund
  Mosaic Tax-Free Maryland Fund
  Mosaic Tax-Free Missouri Fund
  Mosaic Tax-Free Virginia Fund
  Mosaic Tax-Free National Fund
  Mosaic Tax-Free Money Market

Mosaic Government Money Market

For more complete information on any Mosaic Fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

Transfer Agent
Mosaic Funds
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

http://www.mosaicfunds.com